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                                                                    Exhibit 10.2


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE, AND THIS WARRANT HAS BEEN ISSUED OR SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE COMPANY STATING THAT REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                           HEALTHCARE.COM CORPORATION

                     ---------------------------------------

                             STOCK PURCHASE WARRANT

                                  COMMON STOCK

                            Par Value $.01 Per Share

                     ---------------------------------------

         THIS STOCK PURCHASE WARRANT (the "Warrant") is issued this 20th day of December, 2000, by HEALTHCARE.COM CORPORATION, a Georgia corporation (the "Company"), to SILICON VALLEY BANK ("SVB," which, together with any permitted assignee or transferee hereunder, is hereinafter referred to collectively as "Holder" or "Holders").

         1. ISSUANCE OF WARRANT. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 25,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at the purchase price per share (the "Exercise Price") set forth herein. The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Warrant Shares." The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 9 below.

         2. TERM. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable by Holder in whole or in part at any time and from time to time from the date hereof until 5:00 p.m. Atlanta, Georgia time on December 19, 2005 (the "Expiration Date") and shall be void thereafter.



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         3. PRICE. The Exercise Price per share for which the Warrant Shares may be purchased pursuant to the terms of this Warrant shall be $____per share, as adjusted from time to time pursuant to Section 9 hereof.

         4. EXERCISE OF WARRANT.

                  (a) EXERCISE. This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to all or any increment or increments of One Thousand (1,000) Warrant Shares by surrender of this Warrant and the Notice of Exercise attached hereto as EXHIBIT A, duly completed and executed on behalf of the Holder, at the office of the Company, 1850 Parkway Place, 11th Floor, Marietta, Georgia 30067, or at such other address as the Company shall designate in a written notice to the Holder hereof, together with a check acceptable and payable to the Company in the amount of the Exercise Price times the number of Warrant Shares being purchased pursuant to such exercise.

                  (b) CASHLESS EXERCISE. In lieu of exercising the Warrant by payment of the Exercise Price in cash pursuant to Section 4(a) above, the Holder shall have the right to require the Company to convert the Warrant, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrender to the Company of this Warrant and the Notice of Exercise attached hereto as EXHIBIT A, duly completed and executed by the Holder to evidence the exercise of the Conversion Right. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any cash in respect of the Exercise Price) a certificate(s) representing that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the date the Conversion Right is exercised (determined by subtracting (A) the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from (B) the aggregate Fair Market Value (determined on the basis of the Fair Market Value per share of Common Stock multiplied by that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right)), by (y) the Fair Market Value per share of Common Stock on the date of exercise of the Conversion Right. For purposes of this calculation, the Fair Market Value per share of Common Stock shall be (i) if a public market for the Company's Common Stock exists at the time of such exercise, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sales price of the Common Stock or the closing price quoted on the NASDAQ National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in THE WALL STREET JOURNAL for the five (5) trading days prior to the date of determination of Fair Market Value; or (ii) if there is no public market for the Company's Common Stock, determined by the Company's Board of Directors in good faith. Any references in this Warrant to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

                  (c) DELIVERY OF STOCK CERTIFICATES. Upon exercise of this Warrant as aforesaid, the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on the date of



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exercise. As promptly as practicable on or after such date, and in any event within ten (10) days thereafter, the Company shall execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Warrant Shares for which this Warrant is being exercised (net of any Warrant Shares applied upon exercise of the Conversion Right), in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Warrant Shares, the Company, at its expense, will issue to the Holder a new Warrant covering the number of Warrant Shares with respect to which this Warrant shall not have been exercised, which new Warrant shall be identical to this Warrant except for the number of shares remaining subject to the Warrant. If, upon exercise of this Warrant, the Holder would be entitled to acquire a fractional share of the Company's Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be rounded down to the next lower number of shares and the Holder shall be entitled to receive from the Company a cash payment equal to the product of the per share Exercise Price multiplied by such fraction rounded to the nearest penny.

                  (d) PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant, provided that such certificates for such Warrant Shares are issued in the name of SVB. The Company shall not be required to pay any tax or taxes which may be payable in respect of any other transfer involved in the issue of any certificates for Warrant Shares and the Company shall not be required to issue or deliver such certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         5. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                  (a) The Holder of this Warrant and any transferee hereof or of the Warrant Shares issuable upon exercise of this Warrant, by their acceptance hereof or thereof, hereby (i) acknowledge that this Warrant has been, and any Warrant Shares issuable upon exercise hereof will be, acquired for investment purposes and not with a view to distribution or resale and (ii) understand and agree that this Warrant and the Warrant Shares issuable upon the exercise hereof, have not been registered under the Securities Act or any applicable state securities laws ("Blue Sky Laws"), and may not be sold, pledged, hypothecated or otherwise transferred without (A) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (B) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant. Each Warrant and each certificate representing such Warrant Shares shall bear substantially the following legend (with such changes therein as may be appropriate to reflect whether such legend refers to a Warrant or Warrant Shares):

                  THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS




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                  AMENDED (THE "SECURITIES ACT") OR THE LAWS OF ANY STATE, AND
                  THIS WARRANT HAS BEEN ISSUED OR SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE COMPANY STATING THAT REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                  (b) The Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of the Warrant and any Warrant Shares with applicable federal and state securities laws, including compliance with applicable exemptions from the registration requirements of such laws.

                  (c) The Company covenants and agrees that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefore, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized shares of Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

         6. REGISTRATION RIGHTS. The Warrant Shares issuable upon exercise of this Warrant are entitled to certain registration rights upon the terms and conditions set forth in a Registration Rights Agreement, dated as of December 20, 2000 between the Company and SVB.

         7. TRANSFER. Subject to the restrictions set forth in Section 5 of this Warrant, Holder may transfer or assign this Warrant; provided, that an opinion of counsel shall not be required for an transfer of this Warrant or any Warrant Shares by Holder to an affiliate of Holder. Upon a transfer in accordance with this Section 7, the Company at its expense (excluding any applicable transfer taxes) shall execute and deliver, in lieu of and in replacement of this Warrant, Warrants identical in form to this Warrant and in such denominations as the transferring Holder shall request; provided that, any such transferee, by acceptance hereof, agrees to assume all of the obligations of Holder and be bound by all of the terms and provisions of this Warrant.



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         8. WARRANT HOLDER NOT SHAREHOLDER. This Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company.

         9. ADJUSTMENT UPON CHANGES IN COMPANY COMMON STOCK. The number of shares of Common Stock subject to this Warrant and the Exercise Price per share of such shares shall be adjusted by the Company proportionately to reflect changes in the capitalization of the Company as a result of any recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares or any other change in the Company's capital structure which affects holders of Common Stock generally. All adjustments described herein shall be reflected on the Company's stock warrant ledger and the Holder shall receive written notice thereof.

         10. MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired, there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in Section 9 hereof), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, until the Expiration Date the period specified herein and upon payment of the Exercise Price then in effect (or exercise of the Conversion Right), the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment for other future events as provided in Section 9. The foregoing provision of this Section 10 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustments (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applied after that event, as nearly as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         11. CERTAIN DISTRIBUTIONS. If the Company shall, at any time or from time to time, fix a record date for the distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than regularly



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scheduled cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in capital stock) or subscription rights, options or warrants, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (which shall in no event be less than zero), the numerator of which shall be the fair market value per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, other property, subscription rights or warrants so to be distributed applicable to one share of Common Stock and the denominator of which shall be such fair market value per share of Common Stock. Any such adjustment shall become effective immediately after the record date for such distribution. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price shall be adjusted to the Exercise Price in effect immediately prior to such record date (subject to any other applicable adjustment).

         12. NOTICE OF CERTAIN EVENTS. In case:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of capital stock of any class, or to receive any other rights; or

                  (b) of any capital reorganization, any reclassification of shares of capital stock of the Company (other than a subdivision or combination of outstanding shares of Common Stock to which Section 9 applies), or any consolidation or merger of the Company or the sale or transfer of all or substantially all of the assets of the Company; or

                  (c) of any voluntary dissolution, liquidation, or winding up of the Company;

then the Company shall mail (at least ten (10) days prior to the applicable date referred to in subclause (x) or in subclause (y) below, as the case may be), to the Holder at the address set forth in the Company's stock records, a notice stating that (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, capital reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, capital reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.



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         IN WITNESS WHEREOF, HEALTHCARE.COM CORPORATION has caused this Warrant to be executed by its duly authorized officer on the date first above written.

                                    HEALTHCARE.COM CORPORATION


                                    By:
                                        ----------------------------------------
                                        Joseph A. Blankenship
                                        Secretary



Accepted:

SILICON VALLEY BANK


By:
    --------------------------------
    Name:
    Title:






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                                                                       Exhibit A

                               NOTICE OF EXERCISE


To: HEALTHCARE.COM CORPORATION

         The undersigned, the holder of the foregoing Warrant, and pursuant to the terms hereof, hereby elects to exercise rights represented by said Warrant for, and to purchase thereunder, _________ shares of the Company's Common Stock covered by said Warrant, and tenders herewith payment of the purchase price in full for such shares by:

         _____     (a)     cash in the amount of $__________,  through the
                           delivery of a certified or

                           official bank check; or

         _____     (b)     exercising the Conversion Right provided under
                           Section 4(b)  of the Warrant by the surrender
                           of said Warrant.

         The undersigned hereby requests that certificates for such shares (or any other securities or other property issuable upon such exercise) be issued in the name of and delivered to the undersigned at the address set forth below.


                                        Name

Date:
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                                        Signature


                                        Address:

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